                                                                    EXHIBIT 10.5

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDEDUserFinancial Printing GroupTHE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. IN ADDITION, THE TRANSFERABILITY OF THESE SECURITIES IS RESTRICTED AS SET FORTH BELOW.



                                 PRIMESTAR, INC.

No.                                                               April 28, 1999




              Share Appreciation Rights with Respect to Shares of
              ---------------------------------------------------
              Class H Common Stock of General Motors Corporation
              --------------------------------------------------


                               _________________


                            Void After May 10, 2000


                               _________________


          The undersigned PRIMESTAR, INC. (the "Issuer"), HEREBY GRANTS to , its successors and assigns (the "Holder"), the number of share appreciation rights (the "Share Appreciation Rights" or "SARs") set forth on such Holder's signature page of this agreement (this "Agreement"). Each SAR represents the right of the Holder thereof to receive from the Issuer, on the terms and conditions set forth herein, the Per Share Settlement Amount (as defined herein), if any, with respect to one share of Class H Common Stock, $0.10 par value per share (the "GMH Stock"), of General Motors Corporation (as each such share of GMH Stock is adjusted from time to time as provided in Section 2 of this Agreement, a "Covered Share"). The Share Appreciation Rights are being originally issued pursuant to a Lock-up Agreement dated as of April 20, 1999 (the "Lock-up Agreement") between PRIMESTAR, Inc. ("Primestar") and certain holders of senior subordinated indebtedness of Primestar and are part of a series of share appreciation rights granted by the Issuer in connection therewith. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in Section 16 of this Agreement.

          SECTION 1.  Exercise of SARs.  (a)  The SARs represented by this
                      ----------------
Agreement shall automatically be exercised for the benefit of the registered Holder hereof on May 5, 2000 (the "Determination Date").

          (b) On the Determination Date, the Holder shall be entitled to receive from the Issuer a payment in cash in respect of each SAR owned by such Holder on the Determination Date equal to (x) the Fair Market Value of a Covered Share on the Determination Date plus (y) the Distribution Amount (if any) per Covered
                       ----
Share, minus (z) the Strike Price per Covered Share (such amount so calculated,
       -----
the "Per Share Settlement Amount"). The gross payment to be made to each Holder of SARs shall be equal to the product of the Per Share Settlement multipied by the total number of SARs owned by such Holder (the "Aggregate Settlement Amount"); provided, however, that if the Aggregate Settlement Amount on the
          --------  -------
Determination Date is equal to or less than zero, then no payment shall be required to be made by the Issuer hereunder. The SARs shall be exercisable solely for cash as provided herein, and do not represent a right to purchase or receive any shares of GMH Stock or any other property. Payment of the Aggregate Settlement Amount shall be made by wire transfer in immediately available funds on the third business day following the Determination Date (the "Settlement Date"). The Aggregate Settlement Amount shall be fixed on the Determination Date. If the Issuer shall fail to pay any part of the Aggregate Settlement Amount hereunder (if any) on the Settlement Date, the unpaid portion of such Aggregate Settlement Amount shall accrue interest from the Settlement Date until the date paid, at the rate of 12% per annum, payable monthly.

     SECTION 2.  Adjustment of Strike Price and Covered Shares. Upon the
                 ---------------------------------------------
occurrence of any Dilution Event, the Strike Price per Covered Share and the Covered Shares subject to each SAR in effect immediately prior to such event shall be adjusted as follows:

     a.   In the case of a Dilution Event of a type described in clauses (i),
          (ii), (iii) or (iv) of the definition thereof, the Covered Shares shall be adjusted to equal the number of shares of Covered Stock (or, in the case of a reclassification of the type described in clause (iv) of such definition, the number of shares of such other class or series of common stock of the Covered Share Issuer) which a holder of the Covered Shares immediately prior to such event would have owned or been entitled to receive in respect thereof immediately following such event.

     b. In the case of a Dilution Event of the type described in clause (v) of such definition, the Covered Shares shall be adjusted to equal the number of shares of Covered Stock equal to the number of such shares constituting the Covered Shares immediately prior to such Dilution Event, times a fraction, the numerator of which shall be (1) the
                 -----
          number of shares of Covered Stock outstanding on the record date for such event, plus (2) the number of additional shares of Covered Stock offered for subscription or purchase pursuant to such rights or warrants, and the denominator of which shall be (x) the number of shares of Covered Stock outstanding on the record date for such event, plus (y) the number of additional shares of Covered Stock which the aggregate offering price of the total number of shares of Covered Stock offered pursuant to such rights or warrants would purchase at the Fair Market Value of the Covered Stock on the business day next following the record date for such issuance; provided, however, that
                                                       --------  -------
          if any such rights or warrants shall expire without exercise on or before the Determination Date, then an appropriate adjustment shall be made to reverse the adjustment provided for by this clause (b) to the extent of such expired unexercised rights or warrants.

     c. In the case of any Dilution Event, the Strike Price shall be adjusted by multiplying the Strike Price in effect immediately prior to such event by a fraction, the numerator of which shall be the number of shares of Covered Stock constituting the Covered Shares immediately prior to such event, and the denominator of which shall be the number of shares of Covered Stock constituting the Covered Shares immediately following such event.

     d. Any shares of Covered Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend for purposes of calculating the number of outstanding shares of Covered Stock under this paragraph 2.

     e. All calculations under this Section shall be made to the nearest $.001 or to the nearest one-tenth of a share, as the case may be.

          SECTION 3.  Reorganization Events.  (a)  In the event, at any time
                      ---------------------
during the period from the date hereof through the trading day immediately preceding the Determination Date (such period, the "Adjustment Period"), of (i) any capital reorganization of the Covered Share Issuer, (ii) any reclassification of the capital stock of the Covered Share Issuer (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination or shares), (iii) any consolidation or merger of the Covered Share Issuer with or into another person (other than a consolidation or merger in which the Covered Share Issuer is the continuing corporation and which does not result in any change in the common stock of the Covered Share Issuer), (iv) any statutory exchange in which the Covered Shares are mandatorily exchanged for securities of another issuer, (v) any sale, transfer, assignment or other disposition of 80% or more of the business of Hughes Electronics Corporation ("Hughes") (based on the fair market value of the assets, both tangible and intangible, of Hughes as of the time that any such proposed sale, transfer, assignment or other disposition is approved by the board of directors of the Covered Share Issuer), or (vi) any complete liquidation of the Covered Share Issuer (any such event, a "Reorganization Event"), then after the consummation of such Reorganization Event, all references herein to the Covered Shares shall mean and refer to the kind and number of shares of stock or other securities or property of the Covered Share Issuer (or of the person or entity resulting from such Reorganization Event) to which the Holder would have otherwise been entitled if such Holder had held the Covered Shares as in effect hereunder immediately prior to such Reorganization Event; provided, however, that in the
                                                --------  -------
case of any Reorganization Event that provides for alternate forms of consideration, after the consummation of such Reorganization Event, all references herein to the Covered Shares shall mean and refer to the kind and number of shares of stock or other securities or property of the Covered Share Issuer (or of the person or entity resulting from such Reorganization Event) into or for which the shares of Covered Stock pledged under the Pledge and Security Agreement immediately prior to such Reorganization Event are converted, exchanged or redeemed in such Reorganization Event. The provisions of this
Section 3 shall similarly apply to successive reorganizations, reclassifications, consolidations and mergers and sales and other dispositions.

          (b) Anything contained herein to the contrary notwithstanding, if upon the consummation of any Reorganization Event, the Covered Shares shall consist solely of cash and/or property other than Reported Securities, then within 30 days after the closing of such Reorganization Event and the receipt by the Issuer (or by the Collateral Agent under the Pledge and Security Agreement) of such cash and/or property other than Reported Securities, the Issuer shall provide the Holder with the written notice required by Section 4 of this Agreement, which notice shall include the Fair Market Value per Covered Share, as determined in accordance with this Agreement, and the date of such notice shall constitute the Determination Date for all purposes hereof.

          SECTION 4.  Notice of Certain Transactions.  In the event of (a) any
                      ------------------------------
adjustment in the Strike Price after the date hereof, (b) the consummation of any Reorganization Event, or (c) receipt by the Issuer of any Dividend, the Issuer shall give written notice thereof to the Holder, including in any such notice pursuant to clause (b) of this Section 4 (to the best knowledge of the Issuer) the number, kind or class of shares or other securities or property which shall constitute the Covered Shares after the occurrence of such action. The Holder acknowledges that any such notice shall be based on publicly available information provided by or on behalf of the Covered Share Issuer and that each Holder is responsible for confirming the information and calculations set forth therein. The Issuer shall not have any liability whatsoever for any error or omission in such notice, except for any such error or omission resulting solely from the bad faith or gross negligence of the Issuer.

          SECTION 5.  Certain Other Rights of Holder.  The Holder shall be
                      ------------------------------
entitled to the rights of a holder of SARs under the Registration Rights Agreement and the Pledge and Security Agreement, in accordance with the terms thereof.

          SECTION 6.  Transfer and Securities Law Provisions.
                      --------------------------------------

          (a) The issuance of the SARs has not been registered under the Securities Act, or under the securities or "blue sky" laws of any state, in reliance upon exemptions from the registration provisions thereof. Holder represents that it is acquiring the SARs for investment for its own account or the account of an affiliate, and not with the view to, or for resale in connection with, any distribution thereof, nor with any present intention of distributing the same.

          (b) The Holder shall have the right to require the Issuer to register the SARs under the Securities Act, for offering and sale on a delayed or continuous basis pursuant to Rule 415 thereunder, on such terms and conditions as are set forth in the Registration Rights Agreement. However, the SARs shall not be transferable except pursuant to an effective registration statement under the Securities Act or a valid exemption from the registration provisions thereof.

          (c) Upon the request of the Holder at any time prior to the Expiration Date that the Issuer is not subject to the reporting requirements of the Exchange Act, the Issuer shall provide to the Holder and to any prospective purchaser designated by the Holder that is a "qualified institutional buyer" within the meaning of Securities Act Rule 144A, the following information, which shall be reasonably current in relation to the date of any proposed resale of any SARs: (i) a very brief statement of the nature of the business of the Issuer and the products and services, if any, that it offers; and (ii) the Issuer's most recent balance sheet and profit and loss and retained earnings statements, and similar financial statements for each of the two preceding fiscal years, which financial statements shall be audited to the extent reasonably available.

          (d) Subject to the last sentence of Section 6(b) hereof, the SARs shall be transferable in denominations of at least 1,000 SARs by registration of such transfer on the books and records of the Issuer (or any transfer agent appointed by the Issuer) to be maintained for such purpose (the "SAR Register"), upon surrender of this Agreement at the office of the Issuer or another office or agency designated by the Issuer, together with a written assignment substantially in the form of Schedule 1 attached hereto, duly executed by the Holder or its duly appointed legal representative or attorney-in-fact. Upon such surrender, the Issuer shall, at its expense, promptly execute and deliver a new agreement substantially in the form of this Agreement (a "SAR Agreement"), in the name of the assignee and in the denomination specified in such instrument of assignment, and shall issue promptly to the assignor a new SAR Agreement evidencing the number of SARs (if any) not assigned. Any SARs properly assigned in compliance herewith may be exercised by the new holder thereof whether of not the Issuer shall have issued and delivered the SAR Agreement with respect thereto. However, the Issuer shall not be required to pay and deliver the Aggregate Settlement Amount of any SAR to any person other than the registered Holder thereof on the SAR Register.

          SECTION 7.  Lost, Stolen, Mutilated or Destroyed SAR.  If this
                      ----------------------------------------
Agreement is lost, stolen, mutilated or destroyed, the Issuer may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Agreement, include the surrender thereof), provide the Holder with a duplicate counterpart of this Agreement with respect to the SARs represented thereby. Any such new SAR Agreement shall constitute a separate contractual obligation of the Issuer in accordance with its terms, whether or not the allegedly lost, stolen, mutilated or destroyed SAR Agreement shall be at any time enforceable by anyone.

          SECTION 8.  No Stockholder Rights.  Neither this Agreement nor the
                      ---------------------
SARs represented hereby shall entitle the Holder to any voting rights or other rights as a holder of Covered Shares or a stockholder of the Issuer.

          SECTION 9.  Withholding for Taxes.  It shall be a condition precedent
                      ---------------------
to any exercise of the SARs represented hereby that the Holder make provision acceptable to the Issuer for the payment or withholding of any and all Federal, state and local taxes required to be withheld by the Issuer to satisfy any tax liability of the Holder associated with such exercise, as determined in good faith by the Board of Directors of the Issuer on the advice of counsel.

          SECTION 10. Notices.  All notices, requests, demands, claims, and
                      -------
other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) upon telephonic confirmation of facsimile, (ii) when sent by overnight delivery or
(iii) when mailed by registered or certified mail return receipt requested and postage prepaid, to the addresses listed on the signature pages hereto. Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address, telephone number or telecopier number for such recipient (i) if such recipient is the Issuer or the Company, set forth below:

                      8085 South Chester, Suite 300
                      Englewood, Colorado 80112
                      Telephone: (303) 712-4600
                      Telecopy: (303) 712-4977

                    Attention: Chief Financial Officer


                    with a copy to:

                    Baker & Botts, L.L.P.
                    599 Lexington Avenue
                    New York, New York 10022
                    Telephone: (212) 705-5000
                    Telecopy: (212) 705-5125
                    Attention: Marc A. Leaf, Esq.

and (ii) if such recipient is a Holder, as set forth on the signature pages hereto, with copies to:

                    Orrick, Herrington & Sutcliffe, LLP
                    666 Fifth Avenue
                    New York, New York 10022
                    Telephone: (212) 506-5000
                    Telecopy: (212) 506-5151
                    Attention: Duncan N. Darrow, Esq.

                    and

                    Ropes & Gray
                    One International Place
                    Boston, Massachusetts 02110
                    Telephone: (617) 951-7000
                    Telecopy: (617) 951-7050
                    Attention: William F. McCarthy, Esq.

using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

          SECTION 11.  Governing Law.  This Agreement and the SARs represented
                       -------------
hereby shall be construed in accordance with and governed by the internal laws of the State of New York without giving effect to any conflicts of laws principles. Each party hereto hereby irrevocably submits to the jurisdiction of any New York State court sitting in the Borough of Manhattan or any federal court sitting in the Borough of Manhattan in respect of any suit, action or proceeding arising out of or relating to this Agreement and the transactions pursuant hereto and in connection herewith, and irrevocably agrees that all claims in respect of any such suit, action or proceeding shall be heard and determined in such court. Each party irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          SECTION 12.  Construction.  References in this Agreement to "this
                       ------------
Agreement" and the words "herein," "hereof," "hereunder" and similar terms refer to this Agreement, including all Schedules as a whole, unless the context otherwise requires. The headings of the paragraphs of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

          SECTION 13.  Duplicate Originals.  The Issuer and Holder may sign any
                       -------------------
number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

          SECTION 14.  Entire Agreement.  Except with respect to the Lock-up
                       ----------------
Agreement, the Registration Rights Agreement, and the Pledge and Security Agreement, this Agreement is in satisfaction of and in lieu of all prior discussions and agreements, oral or written, between the Issuer and the Holder with respect to the subject matter hereof. Each of the Issuer and Holder hereby declares and represents that no promise or agreement not herein expressed has been made and that this Agreement, together with the Lock-up Agreement, the Registration Rights Agreement, and the Pledge and Security Agreement contains the entire agreement between and among the parties hereto with respect to the SARs and supersedes any prior or contemporaneous agreements and understandings between the Issuer and the Holder or any other person regarding the SARs.

          SECTION 15.  Amendment.  This Agreement may be reasonably amended,
                       ---------
modified or supplemented by the Issuer, without the consent of the Holder to cure any ambiguity or to correct or supplement any provision herein which may be defective. Except as provided above, this Agreement may be amended, modified or supplemented only by written agreement of the parties hereto or their permitted assigns and transferees.

          SECTION 16.  Definitions.  As used in this Agreement, the following
                       -----------
terms shall have the corresponding meanings:

          "Adjustment Period"  is defined in Section 3.

          "Aggregate Settlement Amount" is defined in Section 1.

          "Agreement" is defined in the initial paragraph of this Agreement.

          "Appraiser" means an investment banking firm of national reputation selected on the Note Purchase Closing Date by the Issuer and a majority of Holders as defined in the Lock-up Agreement that is not affiliated with Hughes, the Issuer or the Holder.

          "Closing Price" of a share of any class or series of capital stock on any day means the last sale price (or, if no last sale is reported, the average of the high bid and low asked prices) for a share of such class or series of capital stock on such day (or, if such day is not a trading day, on the immediately preceding trading day) as quoted on the principal United States national stock exchange on which such shares are listed, or if such class or series of capital stock is not listed on a United States national stock exchange, as reported on NASDAQ or, if not reported on NASDAQ, as quoted by the National Quotation Bureau Incorporated. If for any trading day the Closing Price of a share of such class or series of capital stock is not determinable by any of the foregoing means, then the Closing Price for such day shall be determined in good faith by the issuer's Board of Directors on the basis of such quotations and other considerations as such Board may deem appropriate.

          "Covered Share Issuer" shall mean General Motors Corporation or such other entity as shall be the issuer of the Covered Shares.

          "Covered Shares" shall mean the number of shares of GMH Stock subject to each SAR (which initially shall be one), as the same shall be adjusted from time to time in accordance with this Agreement.

          "Covered Stock" means the GMH Stock or such other class or series of stock of the Covered Share Issuer represented by the Covered Shares.

          "Determination Date" is defined in Section 1, subject to adjustment as provided in Section 3.

          "Dilution Event" means the occurrence of any of the following actions by the Covered Share Issuer:

               (i) the payment of a stock dividend or distribution on the Covered Stock, payable in additional shares of Covered Stock;

               (ii)   any stock split or other subdivision of the Covered Stock;

               (iii) any reverse stock split or combination of the Covered Stock into a smaller number of shares of such stock;

               (iv) the issuance by reclassification of the Covered Stock of shares of any other class or series of common stock of the Covered Share Issuer (other than any stock split, reverse stock split or other transaction of the type described in clause (ii) or (iii) of this definition, and other than a reclassification that would constitute a Reorganization Event); or

               (v) the issuance of any rights or warrants to all holders of the Covered Stock, entitling them to subscribe for or purchase shares of Covered Stock (other than any dividend reinvestment or odd lot plan) at a price per share less than the Fair Market Value of such shares on the business day next following the record date for such issuance.

          "Distribution Amount" means, for each Covered Share, the amount of all Dividends paid in respect of such Covered Share, the record date for which shall occur on or after the date hereof and prior to the fifth business day preceding the Determination Date. To the extent that any such Dividend is paid in securities or other property, other than cash, the amount of such Dividend shall be determined as follows:

          (i) for any Reported Securities received in an Dividend, such amount shall be the Fair Market Value of such Reported Securities on the Determination Date; and

          (ii) for any property received in any Dividend other than cash or Reported Securities, such amount shall be the Fair Market Value of such property on the date such property is received.

For purposes of calculating the Distribution Amount, any cash, Reported Securities or other property receivable in a Dividend shall be deemed to have been received immediately prior to the close of business on the record date for such Dividend or, if there is no record date for such Dividend, immediately prior to the close of business on the effective date of such Dividend.

          "Dividend" means any dividend or distribution payable on all the outstanding Covered Stock, other than any dividend or distribution that would constitute a Dilution Event or Reorganization Event.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto, and the rules and regulations promulgated by the Securities and Exchange Commission thereunder. References to any specific section of the Exchange Act or rule thereunder shall include any successor section or rule.

          "Fair Market Value" means, as of any date, (i) in the case of any Reported Security, the average of the Closing Prices of such Reported Security for each of the five trading days immediately preceding such date, and (ii) in the case of any other property, the fair market value of such property on such date, as determined by an Appraiser, taking into account all circumstances deemed relevant by such Appraiser.

          "GMH Stock" is defined in the initial paragraph of this Agreement.

          "Holder" is defined in the initial paragraph of this Agreement.

          "Hughes" is defined in Section 3.

          "Issuer" is defined in the initial paragraph of this Agreement.

          "Lock-up Agreement" is defined in the initial paragraph of this Agreement.

          "NASDAQ" means The Nasdaq Stock Market, Inc.

          "Per Share Settlement Amount" is defined in Section 1.

          "Pledge and Security Agreement" means the Pledge and Security Agreement dated as of the date hereof, between PRIMESTAR, Inc. or, if the issuer of share appreciation rights pursuant to share appreciation rights agreements substantially in the form of this Agreement entered into on the date hereof is an entity other than PRIMESTAR, Inc., such entity, and the Collateral Agent named therein, for the ratable benefit of the Holder and the holders of the other share appreciation rights agreements substantially in the form of this Agreement entered into by the Issuer on the date hereof.

          "Reorganization Event" is defined in Section 3.

          "Reported Securities" means any securities that (A) are (i) listed on a United States national securities exchange, (ii) reported on a United States national securities system subject to last sale reporting, or (iii) traded in the over-the-counter market and reported on the National Quotation Bureau or similar organization and (B) are either (x) perpetual equity securities or (y) non-perpetual equity or debt securities with a stated maturity after the Determination Date.

          "Registration Rights Agreement" means the Registration Rights Agreement dated as of the date hereof, among PRIMESTAR, Inc., the original holder of this Agreement, the original holders of the other share appreciation rights agreements substantially in the form of this Agreement entered into by the Issuer on the date hereof and, if the issuer of share appreciation rights pursuant to any such agreement is an entity other than PRIMESTAR, Inc., such entity.

          "SARs" means Share Appreciation Rights.

          "SAR Register" is defined in Section 7.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute or statutes thereto, and the rules and regulations promulgated by the Securities and Exchange Commission thereunder. Reference to any specific section of the Securities Act or rule thereunder shall include any successor section or rule.

          "Settlement Date" is defined in Section 1.

          "Share Appreciation Rights" is defined in the initial paragraph of this Agreement.

          "Strike Price" means, initially, $47 per Covered Share, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.

          IN WITNESS WHEREOF, the undersigned has executed this signature page intending to be bound by the foregoing Share Appreciation Rights Agreement as of the date first above written.


                              ISSUER:

                              PRIMESTAR, INC.


                              By:_______________________________________________
                              Name:  Kenneth G. Carroll
                              Title: Senior Vice President and Chief Financial
                                     Officer

ATTEST:

---------------------
Secretary

          IN WITNESS WHEREOF, the undersigned has executed this signature page intending to be bound by the foregoing Share Appreciation Rights Agreement as of the date first above written.

                              HOLDER:

                              __________________________________________
                              (Please type or print proper name of Holder)


                              By:_____________________________________
                              Name:_____________________________________
                              Title:  ___________________________________
                              Address: __________________________________
                                       __________________________________
                                       __________________________________
                              Telecopy No.:______________________________
                              Telephone  No.:____________________________
                              Taxpayer  Identification No.:______________

Number of Share Appreciation Rights:


________________________

                                 Schedule 1
                                 ----------

                                 [Form of]

                                 ASSIGNMENT

               (To be executed only upon assignment of the SARs)



          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers ____ Share Appreciation Rights unto ______________________________________________________________________ (name and address of assignee must be printed or typewritten) (the "Transferee"), together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________________ Attorney-in-fact, to transfer said Share Appreciation Rights on the books of ___________________ (the "Issuer") or its duly authorized transfer agent with full power of substitution in the premises.


Dated: ________________________



                         Signature:  ______________________________
                                     ______________________________
                                     ______________________________


________________________, The above-mentioned Transferee, does hereby give notice of the above-written assignment to the Issuer, or the Issuer's duly authorized transfer agent, and in presenting this Assignment does request that the transfer of ownership effected hereby be noted in the SAR Register, and does further request that any payments made now or hereafter by the Issuer with respect to the SARs transferred to Transferee hereby be made to the account of Transferee at:

                         [Wire Transfer Instructions]



                         Signature: ______________________________
                                    ______________________________
                                    ______________________________

                                      13